SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 21, 2002


                                 BE INCORPORATED
               (Exact name of registrant as specified in charter)


                          DELAWARE 000-26387 94-3123667
             (State or other Jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)


                         655 WEST EVELYN STREET, SUITE 6
                         MOUNTAIN VIEW, CALIFORNIA 94041
                    (Address of principal executive offices)

                                 (650) 965-4842
              (Registrant's telephone number, including area code)

Item 5. Other Events.


On August 21, 2002, the Company announced the Judicial Panel on Multidistrict Litigation ordered Be's antitrust lawsuit against Microsoft transferred to the federal district court for the District of Maryland in Baltimore, to be coordinated by Judge Frederick Motz. Be had originally filed its suit in the Northern District of California, where it was assigned to a federal judge sitting in Oakland. The Company also announced the court's scheduling of a pretrial proceedings status conference for the attorneys of all parties whose cases against Microsoft will be coordinated by the judge, and that at an appropriate time, Be will be entitled to have its case transferred back to the federal court in Oakland, unless Be consents to a trial of its case in Baltimore. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1



Exhibit Number    Description
--------------   -------------

99.1 Press Release titled "Be Incorporated's Antitrust Suit Against Microsoft Transferred to Maryland" dated August 21, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2002

                                 BE INCORPORATED
                                 By:  /s/ Daniel S. Johnston
                                 Daniel S. Johnston, President

                                  EXHIBIT INDEX


Exhibit Number    Description
--------------   -------------

99.1 Press Release titled "Be Incorporated's Antitrust Suit Against Microsoft Transferred to Maryland" dated August 21, 2002.